UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report:  May 16, 2005

ISONICS CORPORATION

(Name of small business issuer as specified in its charter)

California	001-12531	77-0338561
State of Incorporation	Commission File Number	IRS Employer Identification No.

5906 McIntyre Street, Golden, Colorado 80403

Address of principal executive offices

303-279-7900
Telephone number, including
Area code

Not applicable

Former name or former address if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR §230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR §240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR §240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR §240.13e-4(c))

Section 1 – Registrant’s Business and Operations

Item 1.01 – Entry into a Material Definitive Agreement

On May 16, 2005, we signed and completed an agreement to acquire Protection Plus Security Consultants, Inc., a New York City based corporation (“PPSC”) that primarily provides armed and unarmed security personnel.  It also provides electronic security systems, armed escort couriers, executive bodyguards, video/electronic surveillance, mobile vehicle patrols, special event security and VIP escorts. PPSC’s investigative solutions include communications security, eavesdropping/espionage countermeasures, industrial sabotage investigations, employment investigations and a range of forensic services such as voice and handwriting analysis, DNA testing and drug screening. Some of the services are provided on an outsourced basis.  We completed the acquisition, but intend to transfer our ownership of PPSC to Isonics Homeland Security and Defense Corporation (“HSDC”), our wholly-owned subsidiary that also owns our interests in our other homeland security assets.

We acquired all of the outstanding equity securities of PPSC for a total price of $3.625 million as described in a stock purchase agreement (the “SPA”).  Of the purchase price, we paid $2.5 million in cash and issued 506,527 shares of our restricted stock to the Sellers.  The shares had an agreed valuation of $1.125 million ($2.22 per share).  We paid the purchase price to the two owners of PPSC, Michael Caridi and Peter Christiansen, each of whom represented to us that he was an accredited investor and was acquiring the shares for investment purposes only and without a view toward further distribution.  The valuation of the shares was based on the average closing bid price on the NASDAQ Small Cap Market on each of the ten consecutive trading days ending four business days prior to the Closing.

The stock is price protected for the benefit of Messrs. Caridi and Christiansen.  The price protection provision will provide a cash benefit to them if (at the time they can first sell the shares) the market price of our common stock is less than $2.22 per share.  If that is the case, we will be required to pay Messrs. Caridi and Christiansen the difference in cash.  There are no registration rights associated with the shares to be issued in the PPSC acquisition, although at our discretion we may include the shares in a future registration statement.

The SPA required that PPSC have working capital of not less than $150,000 at the Closing.  If a review of the PPSC financial condition indicates that there was less working capital at the closing, the SPA provides for certain adjustments.

At the Closing, PPSC entered into employment agreements with three principal officers of PPSC:

Chief Operating Officer – William McLauthlen

Vice President, Business Development – Michael Caridi

Vice President, Sales – Peter Christiansen

Each are three year employment agreements with PPSC that PPSC can terminate at any time, without cause, with no more than a one year severance payment obligation.  None of the employment agreements provided for a premature termination by any of the employees absent a breach by PPSC.  Messrs. Christiansen and Caridi have signed five-year non-competition agreements as well.

In addition, Boris Rubizhevsky, currently president of HSDC and senior vice president of Isonics, will serve as president of PPSC; Gregory Meadows, controller of Isonics, will serve as secretary and treasurer of PPSC.

Section 2 – Financial Information

Item 2.01 – Completion of Acquisition or Disposition of Assets

The assets acquired are significant based upon the most recent annual financial statements filed prior to the acquisition (as of and for the year ended April 30, 2004).  However, based upon preliminary results, the assets acquired will not be significant in comparison to our financial position at April 30, 2005.  The financial statements as of and for the year ended April 30, 2005 will be filed on Form 10-KSB prior to the due date of the Form 8-K, which would include any required financial statements for PPSC.  As such, it is expected that no financial statements will be required to be filed.

Section 3 – Securities and Trading Markets

Item 3.02 – Unregistered Sale of Equity Securities

As set forth in Item 1.01, above, on May 16, 2005, we issued 506,527 shares of its restricted common stock as a portion of the consideration to acquire PPSC at a price of $2.22 per share.  The following sets forth the information required by Item 701 in connection with that transaction:

(a)                                  The transaction was completed effective May 16, 2005.

(b)                                 There was no placement agent or underwriter for the transaction.

(c)                                  The shares were not sold for cash.  The shares were issued in partial consideration for the purchase of all of the outstanding interests in PPSC as described above.  At the time the number of shares was calculated, the market price of our stock was $2.22 per share.

(d)                                 Each of the two persons receiving our shares in this transaction represented to us that he was an accredited investor.  Therefore we relied on the exemption from registration provided by Sections 4(2) and 4(6) under the Securities Act of 1933 for this transaction.  We did not engage in any public advertising or general solicitation in connection with this transaction.  We provided the accredited investors with disclosure of all aspects of our business, including providing the accredited investors with our reports filed with the Securities and Exchange Commission, our press releases, access to our auditors, and other financial, business, and corporate information.  Based on our investigation, we believe that the accredited investors obtained all information regarding Isonics they requested, received answers to all questions they posed, and otherwise understood the risks of accepting our securities for investment purposes.

(e)                                  The common stock issued in this transaction is not convertible or exchangeable.  No warrants were issued in this transaction.

(f)                                    We received no cash proceeds from the issuance of the shares.

Section 8 – Other Events

Item 8.01 – Other Events

The prospectus dated December 31, 2003 which was included in a post-effective amendment to our Form SB-2 registration statement and addressed the exercise of our Class B redeemable common stock warrants and our Class C redeemable common stock purchase warrants does not have current information as required by the Securities Act of 1933 and, therefore, cannot be used by warrant holders to exercise their Class B or Class C warrants.  Additionally, we have contractual obligations to file a registration statement for: (i) shares underlying our Series E convertible preferred stock and related warrants issued in October 2004, (ii) shares underlying convertible debentures and related warrants issued in February 2005, and (iii) shares issued for the acquisition of certain assets in June 2004.  We also have issued options under our employee benefit plans which exceed the number that are included in the existing registration statements for those plans.  Therefore, following the filing of our annual report to shareholders on Form 10-KSB which we expect to occur in July 2005, we plan to file three registration statements:

•                  A Form S-3 registration statement to register shares of certain potential selling shareholders in accordance with certain registration obligations we have.  This will include the shares underlying our Series E Preferred Stock, our convertible debentures, shares issued to certain persons from whom we acquired assets in June 2004, other shares, and shares issuable upon exercise of certain outstanding warrants.

•                  A post-effective amendment on Form SB-2 to the registration which permits the exercise of the Class B warrants and the Class C warrants.

•                  A registration statement on Form S-8 for our employee benefit plans and Director’s Plan.

We would have filed these registration statements and post-effective amendments before our 2005 fiscal year end, but our previous public accountant, Grant Thornton LLP, advised us that it would not consent to include its report on our consolidated financial statements (including financial statements for the 2003 and 2004 fiscal years) in any registration statement.  Those financial statements must be included in our registration statements if filed before June 15, 2005, because of SEC rules.  Grant Thornton LLP has also advised us that it will not consent to include its report on the consolidated financial statements for Encompass Materials Group, Ltd. (“EMG”).

Our present auditors were not able to reasonably re-audit our 2003 financial statements or the EMG financial statements within the necessary time frame.  Therefore, we asked our present auditors to re-audit our 2004 financial statements along with completing the audit of our 2005 financial statements. We anticipate that their work will be completed in time to file our annual report on Form 10-KSB in July 2005.  To the extent that the EMG financial statements are required for inclusion in a registration statement, we intend to seek a waiver of the requirement from the Securities and Exchange Commission, although we cannot offer any assurance that the Commission will grant our request.

After we file the annual report on Form 10-KSB with the SEC (and subject to obtaining a waiver of any requirement to include the EMG financial statements), we expect to file the Form S-3 registration statement which will incorporate the annual report by reference.  We expect to do so in a manner to avoid penalties for failing to make the required filing under the terms of our convertible debentures (which require filing by not later than July 25, 2005 (subject to a fifteen day grace period).  We are already delinquent with respect to filing a registration statement for the shares underlying our Series E convertible preferred stock which was due to be filed no later than November 7, 2004 and as to which we ar  e obligated to pay liquidated damages of $2,200 per business day until such registration statement is filed.  Our obligation to pay liquidated damages to the Series E preferred stock holder stops when the registration statement is filed.

Assuming that we obtain effectiveness for this Form S-3 registration statement discussed above (which must be done by August 24, 2005 to avoid liquidated damages to the holders of the convertible debentures), we intend to file the post-effective amendment to the Form SB-2 registration statement.  It is our desire that the post-effective amendment to the Form SB-2 registration statement will be effective sufficiently in advance of the December 31, 2005, expiration date of the Class B and Class C warrants to permit the holders of those warrants to determine whether to exercise the warrants.

Because of the requirements of the SEC that a company can only be “in registration” as to a single registration statement at one time, we cannot file both the Form S-3 registration statement and the Form SB-2 registration statement at the same time, but we must file them sequentially.

Terms of Class B and Class C Warrants

                                                The Class B warrants trade under the symbol ISONL, expire December 31, 2005 and are exercisable at $1.50 for one share of Isonics common stock and one Class C warrant.

The Class C warrants trade under the symbol ISONZ, expire December 31, 2005 and are exercisable at $2.50 for one share of Isonics common stock.

The Class B and Class C warrants are governed by an amended and restated warrant agreement that appoints our transfer agent, Continental Stock Transfer & Trust Co., as warrant agent.  The warrants may only be exercised for cash, and then only in compliance with federal and applicable state securities laws.  If at the time of exercise of any of the Warrants, we do not have in place an effective registration statement or if we have determined that we are otherwise precluded by applicable laws from issuing the shares of our common stock upon such exercise, we have the right, but not the obligation, to elect to redeem warrants for a price per warrant equal to the difference between the then-current market price of a share of common stock on the date of such submission and the exercise price.  We have not elected to provide this remedy to any holder.

The number of shares issuable upon exercise, and the exercise price, of the Class B and Class C warrants are adjustable should we complete a stock split, a reverse stock split, or issue a stock dividend, are subject to adjustment.  No event resulting in a dilution adjustment has yet occurred.  We are obligated to make adequate provision for fair treatment of the holders of our Class B and Class C warrants if we complete a capital reorganization, a reclassification, a merger or a consolidation.

We may, on 30 days’ prior written notice, redeem all, but not less than all, of the outstanding Class B and Class C warrants at $0.10 per outstanding warrant if two conditions are met:

During the price measurement period described in the next paragraph, and at the time we send notice to the warrant holders of the pending redemption, there must be a current registration statement that is effective under the Securities Act which permits the exercise of the Warrants being redeemed, and

Before we can send the notice making a call for the redemption of warrants, the market price of our common stock must have equaled or exceeded $3.75 per share for at least 20 out of the 30 consecutive trading days ending not more than the third day prior to the date on which the redemption notice is given.

Should we provide such notice, we will do so by having the warrant agent mail the redemption notice to the last known addresses of our warrant holders.  Any notice mailed in the manner provided herein shall be conclusively presumed to have been duly given whether or not the warrant holder actually receives such notice.  No warrant holder will be considered to be a shareholder unless and until such person actually and properly exercises a warrant.  To date, we have not provided any redemption notice.

We cannot offer any assurance to any person that we will be able to file the registration statements timely, or if either of the registration statements is filed, that we will be able to obtain effectiveness of that registration statement pursuant to the requirements of the Securities Act of 1933 and applicable state law.  Consequently, no person should rely on our ability to register the underlying shares and Class C warrants or to avoid continuing liquidated damages.  Furthermore, this information should not be considered to be the offer of any securities for sale, or the solicitation of the offer from any person to purchase any of our securities.

              Except for historical information contained herein, this document contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements involve known and unknown risks and uncertainties that may cause our actual results or outcomes to be materially different from those anticipated and discussed herein. Further, we operate in industries where securities values may be volatile and may be influenced by regulatory and other factors beyond our control. Other important factors that we believe might cause such differences are discussed in the risk factors detailed in our Form 10-KSB for the year ended April 30, 2004, our quarterly reports for the nine months ended January 31, 2005, and our other reports filed with the Securities and Exchange Commission.  In assessing forward-looking statements contained herein (including, without limitation, our ability to file or obtain effectiveness of any registration statement or post-effective amendment), readers are urged to carefully read all cautionary statements contained in our filings with the Securities and Exchange Commission.

Section 9 – Financial Statements and Exhibits

Item 9.01 – Financial Statements and Exhibits

(a)                                  Financial Statements of Businesses Acquired.

Not required.

(b)                                 Pro forma financial information.

Not required.

(c)                                  Exhibits

99.1.                                                                        Stock Purchase Agreement

99.2.                                                                        Press release announcing the completion of the transaction, issued May 17, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, on the 17th day of May 2005.

Isonics Corporation

By:	/s/ James E. Alexander
James E. Alexander
President and Chief Executive Officer